Exhibit 99.1

Press Release — For Immediate Release

January 19, 2011

Penns Woods Bancorp, Inc. Reports Record Fourth Quarter 2010 Operating Earnings

Williamsport, PA — Penns Woods Bancorp, Inc. (NASDAQ:PWOD) today reported that net income from core operations (“operating earnings”), which is a non-GAAP measure of net income excluding net securities gains and losses, increased to $2,854,000 and $10,815,000 for the three and twelve months ended December 31, 2010 compared to $2,423,000 and $9,291,000 for the same periods of 2009.  Operating earnings per share for the three months ended December 31, 2010 were $0.74 basic and dilutive compared to $0.63 basic and dilutive for the same period of 2009 or an increase of 17.5%.  Operating earnings per share for the twelve months ended December 31, 2010 increased 16.5% to $2.82 basic and dilutive compared to $2.42 basic and dilutive for the same period of 2009.  Operating earnings for the three and twelve months ended December 31, 2010 have been positively impacted by continued emphasis on core deposit growth, an increasing net interest margin, and expense control.  A reconciliation of the non-GAAP financial measures of operating earnings, operating return on assets, operating return on equity, and operating earnings per share described in this paragraph to the comparable GAAP financial measures is included at the end of this press release.

Net income, as reported under U.S. generally accepted accounting principles, for the three and twelve months ended December 31, 2010 was $2,861,000 and $10,929,000 compared to $2,500,000 and $6,093,000 for the same periods of 2009.  Results for the twelve month period ended December 31, 2010 compared to 2009 were significantly impacted by an increase in after-tax securities gains of $3,312,000 (from a loss of $3,198,000 to a gain of $114,000).  Included within the change in after-tax securities losses for the twelve months ended December 31, 2009 are pre-tax other than temporary impairment charges relating to certain equity securities held in the investment portfolio of $4,614,000, while there were no such charges during the twelve months ended December 31, 2010.  Basic and dilutive earnings per share for the three and twelve months ended December 31, 2010 were $0.75 and $2.85 compared to $0.65 and $1.59 for the corresponding periods of 2009.  Return on average assets and return on average equity were 1.63% and 15.56% for the three months ended December 31, 2010 compared to 1.47% and 14.72% for the corresponding period of 2009.  Net income for the twelve months ended December 31, 2010 correlates to a return on average assets and return on average equity of 1.56% and 15.30% compared to 0.92% and 9.66% for the twelve month 2009 period.

The net interest margin for the three and twelve months ended December 31, 2010 was 4.66% and 4.57% compared to 4.42% and 4.40% for the corresponding periods of 2009.  Contributing to the increased net interest margin is the significant growth in lower cost core deposits, which has led to the average rate paid on interest bearing liabilities decreasing 57 basis points (bp) and 56 bp for the three and twelve months ended December 31, 2010 compared to the same periods of 2009.  In addition, the average rate paid on time deposits decreased 71 bp and 77 bp for the three and twelve months ended December 31, 2010 compared to the same periods of 2009.  The liability rate decreases are the result of Federal Open Market Committee (FOMC) actions to maintain low interest rates, our strategic decision to shorten the duration of the time deposit portfolio over the past two years, and core deposit growth that provided a lower cost source of funding.  The duration of the time deposit portfolio began being lengthened during the second half of 2009 and continues to be lengthened due to the apparent bottoming or near bottoming of deposit rates.  In addition, an FHLB long-term borrowing of $10,000,000 at a rate of 3.98% matured, with cash on hand being utilized to pay-off the borrowing during the three months ended December 31, 2010.  “Balance sheet management and growth has led to the increasing net interest margin.  During 2010, we accumulated cash in anticipation of the FHLB borrowings that were maturing in the second half of the year.  In addition, we have reduced our time deposit portfolio and focused on core deposits which carry a lower cost.  Although the focus was on the liability side of the balance sheet, we did not lose sight of the earning asset portfolio.  Actions have been taken to reduce the duration of the investment portfolio, while the loan portfolio continues to add quality loans that possess a fair risk/return trade-off and complement the overall earning asset portfolio,” commented Richard A. Grafmyre, President and Chief Executive Officer of Penns Woods Bancorp, Inc.

Total assets increased $15,484,000 to $691,688,000 at December 31, 2010 compared to December 31, 2009.  Net loans increased $8,650,000 or 2.2% despite a soft economy that has in general provided fewer loan opportunities.  Housing, transportation, and all other facets related to the Marcellus Shale natural gas exploration are creating loan opportunities and we are aggressively attempting to attract those loans that meet and/or exceed our credit standards.  The economic issues of the continuing soft economy are impacting our loan credit quality ratios, although we continue to compare favorably to other members of the financial industry.  Our nonperforming loans to total loans ratio has increased to 1.50% at December 31, 2010 from 1.10% at December 31, 2009.   The increase in nonperforming loans is primarily the result of an increase in commercial loan delinquencies.  The increase is centered on several loans that are in a secured position and have sureties with a strong underlying financial position.  Annualized net loan charge-offs to average loans of 0.19% for the twelve month period ended December 31, 2010 remain at a minimal level.  The allowance for loan losses was increased to 1.45% of total loans at December 31, 2010 due to the general economic uncertainty and an increase in nonperforming loans.  The investment portfolio increased $6,773,000 from December 31, 2009 to December 31, 2010 due to the purchase of short maturity bonds that have been utilized to reduce the portfolio duration.

Deposits have grown 4.1% or $20,221,000 to $517,508,000 at December 31, 2010 compared to December 31, 2009, with core deposits (total deposits excluding time deposits) increasing 17.3% or $48,512,000.  Core deposits at December 31, 2010 comprise 63.4% of total deposits compared to 56.2% at December 31, 2009.  “Leading the increase was growth of $32,489,000 or 43.5% in money market accounts resulting from strategic actions undertaken to build customer relationships that utilize multiple staple products.  These actions have resulted in not only deposit growth across core deposit categories, but have also led to increased revenues related to card usage.  Maintaining the deposit momentum will be a key focus as we move forward.  We are committed to utilizing targeted marketing efforts through various delivery channels, developing products and services to meet the needs of our market area, and most importantly providing the tools and training to our employees that will allow them to grow our franchise,” commented Mr. Grafmyre.

Shareholders’ equity decreased $296,000 to $66,620,000 at December 31, 2010 compared to December 31, 2009 as accumulated other comprehensive loss increased by $4,200,000.  The increase in accumulated other comprehensive loss is a result of an increase in unrealized losses on available for sale securities from an unrealized loss of $3,569,000 at December 31, 2009 to an unrealized loss of $7,276,000 at December 31, 2010.  Accumulated other comprehensive loss was also impacted by the change in net excess of the projected benefit obligation over the market value of the plan assets of the defined benefit pension plan resulting in an increase in the net loss of $493,000.  The current level of shareholders’ equity equates to a book value per share of $17.37 at December 31, 2010 compared to $17.45 at December 31, 2009 and an equity to asset ratio of 9.63% at December 31, 2010 compared to 9.90% at December 31, 2009.  Excluding accumulated other comprehensive gain/loss, book value per share was $19.90 at December 31, 2010 compared to $18.88 at December 31, 2009.  Dividends paid to shareholders were $0.46 and $1.84 for the three and twelve months ended December 31, 2010 and 2009.

“Investors and regulators have placed a premium on capital levels during this prolonged period of a sluggish economy.  We continue to augment our “well capitalized” regulatory capital position through solid earnings and a dividend policy that results in sufficient capital growth that will allow for balance sheet growth.  Moving forward we intend to continue building capital levels to provide for organic growth, while also maintaining sufficient capital to facilitate growth through other opportunities that may arise,” commented Mr. Grafmyre.

Penns Woods Bancorp, Inc. is the parent company of Jersey Shore State Bank, which operates twelve branch offices providing financial services in Lycoming, Clinton, and Centre Counties.  Investment and insurance products are offered through the bank’s subsidiary, The M Group, Inc. D/B/A The Comprehensive Financial Group.

NOTE:  This press release contains financial information determined by methods other than in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).  Management uses the non-GAAP measure of net income from core operations in its analysis of the company’s performance. This measure, as used by the Company, adjusts net income determined in accordance with GAAP to exclude the effects of special items, including significant gains or losses that are unusual in nature such as net securities gains and losses. Because certain of these items and their impact on the Company’s performance are difficult to predict, management believes presentation of financial measures excluding the impact of such items provides useful supplemental information in evaluating the operating results of the Company’s core businesses. These disclosures should not be viewed as a substitute for net income determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

This press release may contain certain “forward-looking statements” including statements concerning plans, objectives, future events or performance and assumptions and other statements, which are statements other than statements of historical fact.  The Company cautions readers that the following important factors, among others, may have affected and could in the future affect actual results and could cause actual results for subsequent periods to differ materially from those expressed in any forward-looking statement made by or on behalf of the Company herein:  (i) the effect of changes in laws and regulations, including federal and state banking laws and regulations, and the associated costs of compliance with such laws and regulations either currently or in the future as applicable; (ii) the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies as well as by the Financial Accounting Standards Board, or of changes in the Company’s organization, compensation and benefit plans; (iii) the effect on the Company’s competitive position within its market area of the increasing consolidation within the banking and financial services industries, including the increased competition from larger regional and out-of-state banking organizations as well as non-bank providers of various financial services; (iv) the effect of changes in interest rates; and (v) the effect of changes in the business cycle and downturns in the local, regional or national economies.  For a list of other factors which could affect the Company’s results, see the Company’s filings with the Securities and Exchange Commission, including “Item 1A.  Risk Factors,” set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009.

You should not place undue reliance on any forward-looking statements.  These statements speak only as of the date of this press release, even if subsequently made available by the Company on its website or otherwise.  The Company undertakes no obligation to update or revise these statements to reflect events or circumstances occurring after the date of this press release.

Previous press releases and additional information can be obtained from the Company’s website at www.jssb.com.

Contact:	Richard A. Grafmyre, President and Chief Executive Officer
300 Market Street
Williamsport, PA 17701
	570-322-1111	e-mail: jssb@jssb.com

THIS INFORMATION IS SUBJECT TO YEAR-END AUDIT ADJUSTMENT

PENNS WOODS BANCORP, INC.
CONSOLIDATED BALANCE SHEET
(UNAUDITED)

	December 31,
(In Thousands, Except Share Data)	2010	2009	% Change

ASSETS
Noninterest-bearing balances	$9,467	$13,760	-31.2%
Interest-bearing deposits in other financial institutions	26	28	-7.1%
Total cash and cash equivalents	9,493	13,788	-31.2%

Investment securities, available for sale, at fair value	215,565	208,768	3.3%
Investment securities held to maturity (fair value of $83 and $108)	83	107	-22.4%
Loans held for sale	6,658	4,063	63.9%
Loans	415,557	405,529	2.5%
Less: Allowance for loan losses	6,035	4,657	29.6%
Loans, net	409,522	400,872	2.2%
Premises and equipment, net	7,658	7,988	-4.1%
Accrued interest receivable	3,765	3,523	6.9%
Bank-owned life insurance	15,436	14,942	3.3%
Investment in limited partnerships	4,205	4,898	-14.1%
Goodwill	3,032	3,032	0.0%
Deferred tax asset	11,897	9,491	25.4%
Other assets	4,374	4,732	-7.6%
TOTAL ASSETS	$691,688	$676,204	2.3%

LIABILITIES
Interest-bearing deposits	$428,161	$417,388	2.6%
Noninterest-bearing deposits	89,347	79,899	11.8%
Total deposits	517,508	497,287	4.1%

Short-term borrowings	27,299	18,354	48.7%
Long-term borrowings, Federal Home Loan Bank (FHLB)	71,778	86,778	-17.3%
Accrued interest payable	750	1,073	-30.1%
Other liabilities	7,733	5,796	33.4%
TOTAL LIABILITIES	625,068	609,288	2.6%

SHAREHOLDERS’ EQUITY
Common stock, par value $8.33, 10,000,000 shares authorized; 4,015,753 and 4,013,142 shares issued	33,464	33,443	0.1%
Additional paid-in capital	18,064	18,008	0.3%
Retained earnings	31,091	27,218	14.2%
Accumulated other comprehensive loss:
Net unrealized loss on available for sale securities	(7,276)	(3,569)	103.9%
Defined benefit plan	(2,413)	(1,920)	25.7%
Less: Treasury stock at cost, 180,596 and 179,028 shares	(6,310)	(6,264)	0.7%
TOTAL SHAREHOLDERS’ EQUITY	66,620	66,916	-0.4%
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$691,688	$676,204	2.3%

PENNS WOODS BANCORP, INC.

CONSOLIDATED STATEMENT OF INCOME

(UNAUDITED)

	Three Months Ended			Twelve Months Ended
	December 31,			December 31,
(In Thousands, Except Per Share Data)	2010	2009	% Change	2010	2009	% Change

INTEREST AND DIVIDEND INCOME:
Loans including fees	$6,351	$6,543	-2.9%	$25,513	$25,568	-0.2%
Investment securities:
Taxable	1,402	1,319	6.3%	5,584	5,424	2.9%
Tax-exempt	1,265	1,257	0.6%	5,059	5,005	1.1%
Dividend and other interest income	49	29	69.0%	206	194	6.2%
TOTAL INTEREST AND DIVIDEND INCOME	9,067	9,148	-0.9%	36,362	36,191	0.5%

INTEREST EXPENSE:
Deposits	1,336	1,927	-30.7%	6,055	8,284	-26.9%
Short-term borrowings	68	78	-12.8%	265	396	-33.1%
Long-term borrowings, FHLB	815	937	-13.0%	3,548	3,718	-4.6%
TOTAL INTEREST EXPENSE	2,219	2,942	-24.6%	9,868	12,398	-20.4%

NET INTEREST INCOME	6,848	6,206	10.3%	26,494	23,793	11.4%

PROVISION FOR LOAN LOSSES	750	335	123.9%	2,150	917	134.5%

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	6,098	5,871	3.9%	24,344	22,876	6.4%

NON-INTEREST INCOME:
Deposit service charges	568	581	-2.2%	2,177	2,200	-1.0%
Securities gains (losses), net	11	116	-90.5%	173	(4,846)	103.6%
Bank-owned life insurance	194	295	-34.2%	636	713	-10.8%
Gain on sale of loans	235	300	-21.7%	949	826	14.9%
Insurance commissions	203	201	1.0%	970	1,189	-18.4%
Other	674	581	16.0%	2,554	2,205	15.8%
TOTAL NON-INTEREST INCOME	1,885	2,074	-9.1%	7,459	2,287	226.1%

NON-INTEREST EXPENSE:
Salaries and employee benefits	2,435	2,524	-3.5%	10,214	10,189	0.2%
Occupancy, net	293	310	-5.5%	1,240	1,266	-2.1%
Furniture and equipment	342	306	11.8%	1,264	1,212	4.3%
Pennsylvania shares tax	169	171	-1.2%	677	685	-1.2%
Amortization of investments in limited partnerships	210	142	47.9%	693	567	22.2%
Other	1,363	1,732	-21.3%	5,404	5,893	-8.3%
TOTAL NON-INTEREST EXPENSE	4,812	5,185	-7.2%	19,492	19,812	-1.6%

INCOME BEFORE INCOME TAX PROVISION (BENEFIT)	3,171	2,760	14.9%	12,311	5,351	130.1%
INCOME TAX PROVISION (BENEFIT)	310	260	19.2%	1,382	(742)	286.3%
NET INCOME	$2,861	$2,500	14.4%	$10,929	$6,093	79.4%

EARNINGS PER SHARE - BASIC	$0.75	$0.65	15.4%	$2.85	$1.59	79.2%
EARNINGS PER SHARE - DILUTED	$0.75	$0.65	15.4%	$2.85	$1.59	79.2%
WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC	3,834,710	3,833,732	0.0%	3,834,255	3,832,789	0.0%
WEIGHTED AVERAGE SHARES OUTSTANDING - DILUTED	3,834,847	3,833,869	0.0%	3,834,394	3,832,886	0.0%
DIVIDENDS PER SHARE	$0.46	$0.46	0.0%	$1.84	$1.84	0.0%

PENNS WOODS BANCORP, INC.

AVERAGE BALANCES AND INTEREST RATES

	For the Three Months Ended
	December 31, 2010			December 31, 2009
(Dollars in Thousands)	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
ASSETS:
Tax-exempt loans	$18,540	$299	6.40%	$16,829	$284	6.70%
All other loans	399,300	6,154	6.11%	395,335	6,356	6.38%
Total loans	417,840	6,453	6.13%	412,164	6,640	6.39%

Taxable securities	117,162	1,450	4.95%	104,527	1,348	5.16%
Tax-exempt securities	108,909	1,917	7.04%	108,901	1,905	7.00%
Total securities	226,071	3,367	5.96%	213,428	3,253	6.10%

Interest bearing deposits	6,640	1	0.06%	2,094	—	0.00%

Total interest-earning assets	650,551	9,821	6.01%	627,686	9,893	6.27%

Other assets	52,497			53,435

TOTAL ASSETS	$703,048			$681,121

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Savings	$63,643	39	0.24%	$59,952	69	0.46%
Super Now deposits	66,109	89	0.53%	63,227	120	0.75%
Money market deposits	105,524	289	1.09%	74,315	303	1.62%
Time deposits	199,004	919	1.83%	223,966	1,435	2.54%
Total interest-bearing deposits	434,280	1,336	1.22%	421,460	1,927	1.81%

Short-term borrowings	18,030	68	1.50%	16,217	78	1.88%
Long-term borrowings, FHLB	78,191	815	4.08%	86,778	937	4.23%
Total borrowings	96,221	883	3.59%	102,995	1,015	3.86%

Total interest-bearing liabilities	530,501	2,219	1.65%	524,455	2,942	2.22%

Demand deposits	90,980			78,027
Other liabilities	8,032			10,714
Shareholders’ equity	73,535			67,925

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$703,048			$681,121
Interest rate spread			4.36%			4.05%
Net interest income/margin		$7,602	4.66%		$6,951	4.42%

	For the Three Months Ended
	Decemeber 31,
	2010	2009

Total interest income	$9,067	$9,148
Total interest expense	2,219	2,942

Net interest income	6,848	6,206
Tax equivalent adjustment	754	745

Net interest income (fully taxable equivalent)	$7,602	$6,951

PENNS WOODS BANCORP, INC.

AVERAGE BALANCES AND INTEREST RATES

	For the Twelve Months Ended
	December 31, 2010			December 31, 2009
(Dollars in Thousands)	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
ASSETS:
Tax-exempt loans	$33,962	$1,212	3.57%	$16,688	$1,100	6.59%
All other loans	382,091	24,713	6.47%	382,433	24,842	6.50%
Total loans	416,053	25,925	6.23%	399,121	25,942	6.50%

Taxable securities	113,714	5,784	5.09%	103,338	5,617	5.44%
Tax-exempt securities	108,658	7,665	7.05%	104,800	7,583	7.24%
Total securities	222,372	13,449	6.05%	208,138	13,200	6.34%

Interest bearing deposits	8,782	6	0.07%	1,938	1	0.05%

Total interest-earning assets	647,207	39,380	6.08%	609,197	39,143	6.43%

Other assets	53,734			54,642

TOTAL ASSETS	$700,941			$663,839

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Savings	$64,477	183	0.28%	$60,815	313	0.51%
Super Now deposits	65,080	385	0.59%	58,591	507	0.87%
Money market deposits	100,112	1,167	1.17%	62,906	1,227	1.95%
Time deposits	208,274	4,320	2.07%	219,264	6,237	2.84%
Total interest-bearing deposits	437,943	6,055	1.38%	401,576	8,284	2.06%

Short-term borrowings	15,371	265	1.72%	27,641	396	1.42%
Long-term borrowings, FHLB	83,901	3,548	4.17%	86,778	3,718	4.23%
Total borrowings	99,272	3,813	3.79%	114,419	4,114	3.55%

Total interest-bearing liabilities	537,215	9,868	1.83%	515,995	12,398	2.39%

Demand deposits	84,158			74,618
Other liabilities	8,118			10,169
Shareholders’ equity	71,450			63,057

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$700,941			$663,839
Interest rate spread			4.25%			4.04%
Net interest income/margin		$29,512	4.57%		$26,745	4.40%

	For the Twelve Months Ended
	December 31,
	2010	2009

Total interest income	$36,362	$36,191
Total interest expense	9,868	12,398

Net interest income	26,494	23,793
Tax equivalent adjustment	3,018	2,952

Net interest income (fully taxable equivalent)	$29,512	$26,745

	Quarter Ended
(Dollars in Thousands, Except Per Share Data)	12/31/2010	9/30/2010	6/30/2010	3/31/2010	12/31/2009

Operating Data

Net income	$2,861	$2,848	$2,772	$2,448	$2,500
Net interest income	6,848	6,758	6,590	6,298	6,206
Provision for loan losses	750	700	400	300	335
Net security gains (losses)	11	109	56	(3)	116
Non-interest income, ex. net security gains (losses)	1,874	1,761	1,952	1,699	1,958
Non-interest expense	4,812	4,704	4,990	4,986	5,185

Performance Statistics

Net interest margin	4.66%	4.56%	4.56%	4.49%	4.42%
Annualized return on average assets	1.63%	1.60%	1.58%	1.42%	1.47%
Annualized return on average equity	15.56%	15.51%	15.76%	14.31%	14.72%
Annualized net loan charge-offs to avg loans	0.18%	0.26%	0.21%	0.09%	0.15%
Net charge-offs	193	268	217	93	157
Efficiency ratio	55.2%	55.2%	58.4%	62.4%	63.5%

Per Share Data

Basic earnings per share	$0.75	$0.74	$0.72	$0.64	$0.65
Diluted earnings per share	0.75	0.74	0.72	0.64	0.65
Dividend declared per share	0.46	0.46	0.46	0.46	0.46
Book value	17.37	19.64	18.42	17.73	17.45
Common stock price:
High	41.26	33.15	34.50	34.03	33.24
Low	31.97	29.41	26.76	30.04	30.37
Close	39.80	33.05	30.42	33.55	32.44
Weighted average common shares:
Basic	3,835	3,834	3,834	3,834	3,834
Fully Diluted	3,835	3,834	3,834	3,834	3,834
End-of-period common shares:
Issued	4,016	4,015	4,014	4,014	4,013
Treasury	181	181	181	179	179

	Quarter Ended
(Dollars in Thousands, Except Per Share Data)	12/31/2010	9/30/2010	6/30/2010	3/31/2010	12/31/2009

Financial Condition Data:
General
Total assets	$691,688	$713,496	$710,291	$695,755	$676,204
Loans, net	409,522	407,394	406,913	405,055	400,872
Intangibles	3,032	3,032	3,032	3,032	3,032
Total deposits	517,508	534,170	529,981	521,040	497,287
Noninterest-bearing	89,347	92,128	87,979	80,913	79,899

Savings	64,258	66,763	66,789	64,255	60,827
NOW	67,505	66,957	65,802	64,362	64,361
Money Market	107,123	105,147	101,301	94,725	74,634
Time Deposits	189,275	203,175	208,110	216,785	217,566
Total interest-bearing deposits	428,161	442,042	442,002	440,127	417,388

Core deposits*	328,233	330,995	321,871	304,255	279,721
Shareholders’ equity	66,620	75,323	70,603	67,972	66,916

Asset Quality

Non-performing assets	$6,215	$6,918	$6,646	$3,863	$4,456
Non-performing assets to total assets	0.90%	0.97%	0.94%	0.56%	0.66%
Allowance for loan losses	6,035	5,479	5,047	4,864	4,657
Allowance for loan losses to total loans	1.45%	1.33%	1.23%	1.19%	1.15%
Allowance for loan losses to non-performing loans	97.10%	79.20%	75.94%	125.91%	104.51%
Non-performing loans to total loans	1.50%	1.68%	1.61%	0.94%	1.10%

Capitalization

Shareholders’ equity to total assets	9.63%	10.56%	9.94%	9.77%	9.90%

* Core deposits are defined as total deposits less time deposits

Reconciliation of GAAP and non-GAAP Financial Measures

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
(Dollars in Thousands, Except Per Share Data)	2010	2009	2010	2009
GAAP net income	$2,861	$2,500	$10,929	$6,093
Less: securities gains (losses), net of tax	7	77	114	(3,198)
Non-GAAP operating earnings	$2,854	$2,423	$10,815	$9,291

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2010	2009	2010	2009
Return on average assets (ROA)	1.63%	1.47%	1.56%	0.92%
Less: securities gains (losses), net of tax	0.01%	0.05%	0.02%	-0.48%
Non-GAAP operating ROA	1.62%	1.42%	1.54%	1.40%

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2010	2009	2010	2009
Return on average equity (ROE)	15.56%	14.72%	15.30%	9.66%
Less: securities gains (losses), net of tax	0.04%	0.45%	0.16%	-5.07%
Non-GAAP operating ROE	15.52%	14.27%	15.14%	14.73%

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2010	2009	2010	2009
Basic earnings per share (EPS)	$0.75	$0.65	$2.85	$1.59
Less: securities gains (losses), net of tax	0.01	0.02	0.03	(0.83)
Non-GAAP basic operating EPS	$0.74	$0.63	$2.82	$2.42

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2010	2009	2010	2009
Dilutive EPS	$0.75	$0.65	$2.85	$1.59
Less: securities gains (losses), net of tax	0.01	0.02	0.03	(0.83)
Non-GAAP dilutive operating EPS	$0.74	$0.63	$2.82	$2.42